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                                                                   EXHIBIT 10.61

                  FIRST ADDENDUM TO STOCK SUBSCRIPTION WARRANT


     1. Reference is hereby made to that certain Stock Subscription Warrant to purchase 508,805 shares of the Company's Common Stock, par value $0.01 (the "Warrant") dated December 22, 1994, as evidenced by Warrant Certificate No. 94-4, issued by Memry Corporation (the "Company") to Connecticut Innovations, Incorporated ("CII") pursuant to the Convertible Subordinated Debenture Purchase Agreement by and between the Company and CII dated December 22, 1994, as amended by the First Amendment to Convertible Subordinated Debenture Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

     2. The definition of "Final Exercise Date" in Section 5(c) of the Warrant shall be deleted in its entirety and the following substituted in lieu thereof:

          (c) "Final Exercise Date" shall mean December 22, 1999; provided,
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however, that the Final Exercise Date shall be extended for two days for each one day (or part thereof) between:

          (i) February 28, 1995 and the Effective Date (as hereinafter defined); and

          (ii) the effective Date and December 22, 1997 that either (A) the resale by the Holder of the Warrant Shares is not covered in an effective registration statement filed by the Company under the Securities Act, or (B) the Holder may not offer and sell the Warrant Shares pursuant to such a registration statement, either because the Securities and Exchange Commission has issued a stop order with respect thereto or the Company has notified the Holder to suspend trading while the Company prepares an amendment or supplement or the Holder has suspended trading on the advice of its or Company's counsel, as the case may be, to the registration statement and/or the prospectus contained therein.

     3.   The following Section 5(h) shall be added to the Warrant as follows:

          (h) "Effective Date" shall mean the date upon which the Security and
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Exchange Commission declares effective a Registration Statement (as defined in the Debenture Purchase Agreement) free from any stop orders or suspensions by the Company.

     4. All references to "September 1, 1995" in the Warrant shall be deleted and replaced by "December 20, 1995".
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     5.   The terms "Warrants" and "Warrant Certificate" as used in the Warrant shall mean, respectively, the Warrants, as amended by this First Addendum and the Warrant Certificate, as amended by this First Addendum.

     6. The term "Debenture Purchase Agreement" as used in the Warrant shall mean the Purchase Agreement.

     7. Based on the representations of the Company in the Certificate attached hereto, the parties agree that, as of the date hereof, the Exercise Price shall be $0.93.

     8. This First Addendum to Stock Subscription Warrant, dated October 12, 1995, shall be affixed to the Warrant.

                                MEMRY CORPORATION



                                By: /s/ James G. Binch
                                    ---------------------------
                                    Name: James G. Binch
                                    Title: President

Acknowledged and Agreed:

CONNECTICUT INNOVATIONS, INCORPORATED



By: /s/ Victor R. Budnick
    -----------------------------
    Name:  Victor R. Budnick
    Title: Acting President and
           Executive Director